Exhibit 99.1
IBM RELEASES FOURTH-QUARTER RESULTS
Double-digit Software revenue growth; Free cash flow well-exceeds full-year expectation

ARMONK, N.Y., January 29, 2025 . . . IBM (NYSE: IBM) today announced fourth-quarter 2024 earnings results.
“We closed the year with double-digit revenue growth in Software for the quarter, led by further acceleration in Red Hat. Clients globally continue to turn to IBM to transform with AI. Our generative AI book of business now stands at more than $5 billion inception-to-date, up nearly $2 billion quarter over quarter," said Arvind Krishna, IBM chairman, president and chief executive officer. "Three years ago, we laid out a vision for a faster-growing, more-profitable IBM. I'm proud of the work the IBM team has done to meet or exceed our commitments. With our focused strategy, enhanced portfolio, and culture of innovation, we're well-positioned for 2025 and beyond and expect revenue growth of at least five percent and free cash flow of about $13.5 billion this year."
Fourth-Quarter Highlights
•Revenue
–Revenue of $17.6 billion, up 1 percent, up 2 percent at constant currency
–Software revenue up 10 percent, up 11 percent at constant currency
–Consulting revenue down 2 percent, down 1 percent at constant currency
–Infrastructure revenue down 8 percent, down 6 percent at constant currency
•Profit
–Gross Profit Margin: GAAP: 59.5 percent, up 40 basis points; Operating (Non-GAAP): 60.6 percent, up 50 basis points
Full-Year Highlights
•Revenue
–Revenue of $62.8 billion, up 1 percent, up 3 percent at constant currency
–Software revenue up 8 percent, up 9 percent at constant currency
–Consulting revenue down 1 percent, up 1 percent at constant currency
–Infrastructure revenue down 4 percent, down 3 percent at constant currency
•Profit
–Gross Profit Margin: GAAP: 56.7 percent, up 120 basis points; Operating (Non-GAAP): 57.8 percent, up 130 basis points
•Cash Flow
–Net cash from operating activities of $13.4 billion; free cash flow of $12.7 billion

	FOURTH-QUARTER 2024 INCOME STATEMENT SUMMARY
	GAAP results include impact of one-time, non-cash pension settlement charge (1)
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income (1)	Pre-tax Income Margin (1)		Net Income (1)	Diluted Earnings Per Share (1)
GAAP from Continuing Operations	$17.6B		$10.4B	59.5%		$3.3B	18.8%		$2.9B	$3.11
Year/Year	1	%(2)	2%	0.4	Pts	(12)%	-2.8	Pts	(11)%	(12)%
Operating (Non-GAAP)			$10.6B	60.6%		$4.3B	24.3%		$3.7B	$3.92
Year/Year			2%	0.5	Pts	2%	0.4	Pts	3%	1%
(1) 2024 GAAP results include the impact of a one-time, non-cash pension settlement charge of $0.4 billion related to the transfer of a portion of the company's Non-U.S. defined benefit pension obligations and related plan assets to third-party insurers in October 2024.
(2) 2% at constant currency.

“With strong performance across our Software portfolio, we continue to drive solid fundamentals within our business," said James Kavanaugh, IBM senior vice president and chief financial officer. "As a result, we generated $12.7 billion in free cash flow, far-outpacing our expectation for the year. Continued strength in operating profitability and free cash flow fuels our ability to invest for the future while returning value to shareholders through dividends.”
Segment Results for Fourth Quarter
•Software — revenues of $7.9 billion, up 10.4 percent, up 11.5 percent at constant currency:
–Hybrid Platform & Solutions up 11 percent, up 12 percent at constant currency
•Red Hat up 16 percent, up 17 percent at constant currency
•Automation up 15 percent, up 16 percent at constant currency
•Data & AI up 4 percent, up 5 percent at constant currency
•Security up 4 percent, up 5 percent at constant currency
–Transaction Processing up 10 percent, up 11 percent at constant currency

•Consulting — revenues of $5.2 billion, down 2.0 percent, down 1.1 percent at constant currency:
–Business Transformation up 1 percent, up 2 percent at constant currency
–Technology Consulting down 7 percent, down 6 percent at constant currency
–Application Operations down 4 percent, down 3 percent at constant currency

•Infrastructure — revenues of $4.3 billion, down 7.6 percent, down 6.0 percent at constant currency:
–Hybrid Infrastructure down 10 percent, down 8 percent at constant currency
•IBM Z down 21 percent, down 20 percent at constant currency
•Distributed Infrastructure flat, up 2 percent at constant currency
–Infrastructure Support down 2 percent, flat at constant currency

•Financing — revenues of $0.2 billion, down 2.5 percent, down 0.5 percent at constant currency
Cash Flow and Balance Sheet
In the fourth quarter, the company generated net cash from operating activities of $4.3 billion, down $0.1 billion year to year. IBM’s free cash flow was $6.2 billion, up $0.1 billion year to year. The company returned $1.5 billion to shareholders in dividends in the fourth quarter.
For the year, the company generated net cash from operating activities of $13.4 billion, down $0.5 billion year to year. Net cash from operating activities excluding IBM financing receivables was $13.9 billion, up $1.2 billion. IBM's free cash flow was $12.7 billion, up $1.5 billion year to year.
IBM ended the fourth quarter with $14.8 billion of cash, restricted cash and marketable securities, up $1.3 billion from year-end 2023. Debt, including IBM Financing debt of $12.1 billion, totaled $55.0 billion, down $1.6 billion since year-end 2023.

Full-Year 2024 Results

	FULL-YEAR 2024 INCOME STATEMENT SUMMARY
	GAAP results include impacts of one-time, non-cash pension settlement charges (1)
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income (1)	Pre-tax Income Margin (1)		Net Income (1)	Diluted Earnings Per Share (1)
GAAP from Continuing Operations	$62.8B		$35.6B	56.7%		$5.8B	9.2%		$6.0B	$6.42
Year/Year	1	%(2)	4%	1.2	Pts	(33)%	-4.8	Pts	(20)%	(21)%
Operating (Non-GAAP)			$36.3B	57.8%		$11.2B	17.9%		$9.7B	$10.33
Year/Year			4%	1.3	Pts	9%	1.2	Pts	9%	7%
(1) 2024 GAAP results include the impacts of one-time, non-cash, U.S. and non-U.S. pension settlement charges of $3.1 billion ($2.4 billion net of tax).
(2) 3% at constant currency

Full-Year 2025 Expectations
•Revenue: The company expects full-year constant currency revenue growth of at least 5 percent. At current foreign exchange rates, currency is expected to be about a two-point headwind to growth for the year.
•Free cash flow: The company expects about $13.5 billion in free cash flow for the full year.
Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third-party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference.
Statements in this communication regarding the strategic acquisition that are forward-looking may include projections as to closing date for the transaction, the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the synergies from the transaction, and the combined company’s future operating results.
Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.
Presentation of Information in this Press Release
For generative AI, book of business includes Software transactional revenue, SaaS Annual Contract Value and Consulting signings. The generative AI book of business is further defined within Exhibit 99.2 in the Form 8-K that includes this press release.

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:
IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•net cash from operating activities excluding IBM Financing receivables;
•adjusted EBITDA.
The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-4q24. Presentation charts will be available shortly before the Webcast.
Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023 (1)	2024	2023 (1)
REVENUE BY SEGMENT
Software	$7,924	$7,179	$27,085	$25,011
Consulting	5,175	5,283	20,692	20,884
Infrastructure	4,256	4,604	14,020	14,593
Financing	170	175	713	741
Other	29	141	243	632
TOTAL REVENUE	17,553	17,381	62,753	61,860

GROSS PROFIT	10,439	10,267	35,551	34,300

GROSS PROFIT MARGIN
Software	85.0%	84.1%	83.7%	82.9%
Consulting	28.0%	28.1%	27.0%	26.8%
Infrastructure	56.9%	60.8%	55.8%	56.1%
Financing	46.9%	50.2%	47.9%	48.1%

TOTAL GROSS PROFIT MARGIN	59.5%	59.1%	56.7%	55.4%

EXPENSE AND OTHER INCOME
S,G&A	4,866	4,791	19,688	19,003
R,D&E	1,967	1,748	7,479	6,775
Intellectual property and custom development income	(301)	(242)	(996)	(860)
Other (income) and expense (2)	177	(193)	1,871	(914)
Interest expense	424	405	1,712	1,607
TOTAL EXPENSE AND OTHER INCOME	7,133	6,509	29,754	25,610

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,306	3,759	5,797	8,690
Pre-tax margin	18.8%	21.6%	9.2%	14.0%
Provision for/(Benefit from) income taxes (2)	379	474	(218)	1,176
Effective tax rate	11.5%	12.6%	(3.8)%	13.5%

INCOME FROM CONTINUING OPERATIONS	$2,927	$3,285	$6,015	$7,514

DISCONTINUED OPERATIONS
Income/ (loss) from discontinued operations, net of taxes	(12)	3	8	(12)

NET INCOME (2)	$2,915	$3,288	$6,023	$7,502

EARNINGS PER SHARE OF COMMON STOCK (2)
Assuming Dilution
Continuing Operations	$3.11	$3.54	$6.42	$8.15
Discontinued Operations	$(0.01)	$0.00	$0.01	$(0.01)
TOTAL	$3.09	$3.55	$6.43	$8.14

Basic
Continuing Operations	$3.16	$3.59	$6.53	$8.25
Discontinued Operations	$(0.01)	$0.00	$0.01	$(0.01)
TOTAL	$3.15	$3.59	$6.53	$8.23

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	942.4	927.3	937.2	922.1
Basic	926.0	914.7	921.8	911.2

(1)Recast to reflect January 2024 segment changes.
(2)2024 results include the impacts of one-time, non-cash pension settlement charges in the third quarter of $2.7 billion ($2.0 billion net of tax) in the U.S. and fourth quarter of $0.4 billion in the non-U.S.

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At December 31, 2024	At December 31, 2023
ASSETS:
Current Assets:
Cash and cash equivalents	$13,947	$13,068
Restricted cash	214	21
Marketable securities	644	373
Notes and accounts receivable - trade, net	6,804	7,214
Short-term financing receivables, net	7,159	6,793
Other accounts receivable, net	947	640
Inventories	1,289	1,161
Deferred costs	959	998
Prepaid expenses and other current assets	2,520	2,639
Total Current Assets	34,482	32,908

Property, plant and equipment, net	5,731	5,501
Operating right-of-use assets, net	3,197	3,220
Long-term financing receivables, net	5,353	5,766
Prepaid pension assets	7,492	7,506
Deferred costs	788	842
Deferred taxes	6,978	6,656
Goodwill	60,706	60,178
Intangibles, net	10,660	11,036
Investments and sundry assets	1,787	1,626
Total Assets	$137,175	$135,241

LIABILITIES:
Current Liabilities:
Taxes	$2,033	$2,270
Short-term debt	5,089	6,426
Accounts payable	4,032	4,132
Deferred income	13,907	13,451
Operating lease liabilities	768	820
Other liabilities	7,313	7,022
Total Current Liabilities	33,142	34,122

Long-term debt	49,884	50,121
Retirement-related obligations	9,432	10,808
Deferred income	3,622	3,533
Operating lease liabilities	2,655	2,568
Other liabilities	11,048	11,475
Total Liabilities	109,783	112,628

EQUITY:
IBM Stockholders’ Equity:
Common stock	61,380	59,643
Retained earnings	151,163	151,276
Treasury stock - at cost	(169,968)	(169,624)
Accumulated other comprehensive income/(loss)	(15,269)	(18,761)
Total IBM Stockholders’ Equity	27,307	22,533

Noncontrolling interests	86	80
Total Equity	27,393	22,613

Total Liabilities and Equity	$137,175	$135,241

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in Millions)	2024	2023	2024	2023
Net Income from Operations	$2,915	$3,288	$6,023	$7,502
Pension Settlement Charges	388	-	3,113	-
Depreciation/Amortization of Intangibles (1)	1,112	1,152	4,667	4,395
Stock-based Compensation	345	291	1,311	1,133
Operating assets and liabilities/Other, net (2)	1,824	1,619	(1,238)	(332)
IBM Financing A/R	(2,255)	(1,887)	(431)	1,233
Net Cash Provided by Operating Activities	$4,330	$4,463	$13,445	$13,931

Capital Expenditures, net of payments & proceeds (3)	(422)	(263)	(1,127)	(1,488)
Divestitures, net of cash transferred	(7)	-	698	(4)
Acquisitions, net of cash acquired	(541)	(137)	(3,289)	(5,082)
Marketable Securities / Other Investments, net	(409)	3,236	(1,218)	(496)
Net Cash Provided by/(Used in) Investing Activities	$(1,379)	$2,837	$(4,937)	$(7,070)

Debt, net of payments & proceeds	(103)	(122)	(880)	4,497
Dividends	(1,546)	(1,518)	(6,147)	(6,040)
Financing - Other	(26)	26	(52)	(226)
Net Cash Provided by/(Used in) Financing Activities	$(1,675)	$(1,615)	$(7,079)	$(1,769)

Effect of Exchange Rate changes on Cash	(330)	128	(359)	9
Net Change in Cash, Cash Equivalents and Restricted Cash	$946	$5,814	$1,071	$5,101

(1) Includes operating lease right-of-use assets amortization.
(2) The year ended December 31, 2024 includes a $0.7 billion tax effect associated with a one-time, non-cash, U.S. pension settlement charge in the third-quarter 2024.
(3) The year ended December 31, 2024 includes proceeds of $0.4 billion from the sale of certain QRadar SaaS assets in third-quarter 2024.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
(Dollars in Billions)	2024	2023	Yr/Yr	2024	2023	Yr/Yr
Net Income as reported (GAAP) (1)	$2.9	$3.3	$(0.4)	$6.0	$7.5	$(1.5)
Less: Income/(loss) from discontinued operations, net of tax	0.0	0.0	0.0	0.0	0.0	0.0
Income from continuing operations	2.9	3.3	(0.4)	6.0	7.5	(1.5)
Provision for/(Benefit from) income taxes from continuing ops.	0.4	0.5	(0.1)	(0.2)	1.2	(1.4)
Pre-tax income from continuing operations (GAAP)	3.3	3.8	(0.5)	5.8	8.7	(2.9)
Non-operating adjustments (before tax)
Acquisition-related charges (2)	0.5	0.4	0.1	2.0	1.7	0.3
Non-operating retirement-related costs/(income) (1)	0.5	0.0	0.5	3.5	0.0	3.5

Operating (non-GAAP) pre-tax income from continuing ops.	4.3	4.2	0.1	11.2	10.3	0.9

Net interest expense	0.3	0.3	0.0	1.0	0.9	0.0
Depreciation/Amortization of non-acquired intangible assets	0.7	0.7	0.0	2.8	2.8	0.1
Stock-based compensation	0.3	0.3	0.1	1.3	1.1	0.2
Workforce rebalancing charges	0.0	0.0	0.0	0.7	0.4	0.3
Corporate (gains) and charges (3)	0.0	0.0	0.0	(0.6)	(0.1)	(0.6)

Adjusted EBITDA	$5.6	$5.5	$0.1	$16.4	$15.5	$0.9

(1)2024 results include the impacts of one-time, non-cash pension settlement charges in the third quarter of $2.7 billion ($2.0 billion net of tax) in the U.S. and fourth quarter of $0.4 billion in the non-U.S.
(2)Primarily consists of amortization of acquired intangible assets.
(3)Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets).

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended December 31, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,924	$5,175	$4,256	$170
Segment Profit	$3,102	$606	$1,063	$94
Segment Profit Margin	39.2%	11.7%	25.0%	55.0%
Change YTY Revenue	10.4%	(2.0)%	(7.6)%	(2.5)%
Change YTY Revenue - Constant Currency	11.5%	(1.1)%	(6.0)%	(0.5)%

	Three Months Ended December 31, 2023 (1)

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,179	$5,283	$4,604	$175
Segment Profit	$2,649	$654	$1,299	$117
Segment Profit Margin	36.9%	12.4%	28.2%	67.0%

(1)Recast to reflect January 2024 segment changes.

	Year Ended December 31, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$27,085	$20,692	$14,020	$713
Segment Profit	$8,684	$2,054	$2,450	$348
Segment Profit Margin	32.1%	9.9%	17.5%	48.8%
Change YTY Revenue	8.3%	(0.9)%	(3.9)%	(3.7)%
Change YTY Revenue - Constant Currency	9.0%	0.6%	(2.7)%	(2.5)%

	Year Ended December 31, 2023 (1)

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$25,011	$20,884	$14,593	$741
Segment Profit	$7,499	$2,130	$2,828	$373
Segment Profit Margin	30.0%	10.2%	19.4%	50.3%

(1)Recast to reflect January 2024 segment changes.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$10,439	$191		$—		$—		$10,630
Gross Profit Margin	59.5%	1.1	pts	—	pts	—	pts	60.6%
S,G&A	$4,866	$(305)		$—		$—		$4,561
Other (Income) & Expense	177	(2)		(467)		—		(291)
Total Expense & Other (Income)	7,133	(307)		(467)		—		6,359
Pre-tax Income from Continuing Operations	3,306	498		467		—		4,271
Pre-tax Income Margin from Continuing Operations	18.8%	2.8	pts	2.7	pts	—	pts	24.3%
Provision for/(Benefit from) Income Taxes (3)	$379	$123		$58		$21		$581
Effective Tax Rate	11.5%	1.5	pts	0.1	pts	0.5	pts	13.6%
Income from Continuing Operations	$2,927	$375		$408		$(21)		$3,690
Income Margin from Continuing Operations	16.7%	2.1	pts	2.3	pts	(0.1)	pts	21.0%
Diluted Earnings Per Share: Continuing Operations	$3.11	$0.40		$0.43		$(0.02)		$3.92

	Three Months Ended December 31, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$10,267	$172		$—		$—		$10,439
Gross Profit Margin	59.1%	1.0	pts	—	pts	—	pts	60.1%
S,G&A	$4,791	$(271)		$—		$—		$4,520
Other (Income) & Expense	(193)	12		22		—		(159)
Total Expense & Other (Income)	6,509	(259)		22		—		6,272
Pre-tax Income from Continuing Operations	3,759	431		(22)		—		4,167
Pre-tax Income Margin from Continuing Operations	21.6%	2.5	pts	(0.1)	pts	—	pts	24.0%
Provision for/(Benefit from) Income Taxes (3)	$474	$91		$19		$(4)		$580
Effective Tax Rate	12.6%	0.9	pts	0.5	pts	(0.1)	pts	13.9%
Income from Continuing Operations	$3,285	$339		$(41)		$4		$3,587
Income Margin from Continuing Operations	18.9%	2.0	pts	(0.2)	pts	—	pts	20.6%
Diluted Earnings Per Share: Continuing Operations	$3.54	$0.37		$(0.04)		$—		$3.87

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. 2023 also includes a $12 million gain recognized on foreign exchange derivative contracts entered into by the company prior to the acquisition of StreamSets and webMethods from Software AG.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impact of a one-time, non-cash, non-U.S. pension settlement charge of $0.4 billion.
(3)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Year Ended December 31, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$35,551	$724		$—		$—		$36,275
Gross Profit Margin	56.7%	1.2	pts	—	pts	—	pts	57.8%
S,G&A	$19,688	$(1,159)		$—		$—		$18,529
Other (Income) & Expense	1,871	(70)		(3,457)		—		(1,656)
Total Expense & Other (Income)	29,754	(1,229)		(3,457)		—		25,068
Pre-tax Income from Continuing Operations	5,797	1,953		3,457		—		11,207
Pre-tax Income Margin from Continuing Operations	9.2%	3.1	pts	5.5	pts	—	pts	17.9%
Provision for/(Benefit from) Income Taxes (4)	$(218)	$497		$790		$455		$1,523
Effective Tax Rate	(3.8)%	5.1	pts	8.2	pts	4.1	pts	13.6%
Income from Continuing Operations	$6,015	$1,456		$2,668		$(455)		$9,684
Income Margin from Continuing Operations	9.6%	2.3	pts	4.3	pts	(0.7)	pts	15.4%
Diluted Earnings Per Share: Continuing Operations	$6.42	$1.55		$2.85		$(0.49)		$10.33

	Year Ended December 31, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$34,300	$631		$—		$—		$34,931
Gross Profit Margin	55.4%	1.0	pts	—	pts	—	pts	56.5%
S,G&A	$19,003	$(1,039)		$—		$—		$17,964
Other (Income) & Expense	(914)	10		39		—		(866)
Total Expense & Other (Income)	25,610	(1,029)		39		—		24,620
Pre-tax Income from Continuing Operations	8,690	1,660		(39)		—		10,311
Pre-tax Income Margin from Continuing Operations	14.0%	2.7	pts	(0.1)	pts	—	pts	16.7%
Provision for/(Benefit from) Income Taxes (4)	$1,176	$368		$(8)		$(95)		$1,441
Effective Tax Rate	13.5%	1.4	pts	—	pts	(0.9)	pts	14.0%
Income from Continuing Operations	$7,514	$1,292		$(30)		$95		$8,870
Income Margin from Continuing Operations	12.1%	2.1	pts	0.0	pts	0.2	pts	14.3%
Diluted Earnings Per Share: Continuing Operations	$8.15	$1.40		$(0.03)		$0.10		$9.62

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. 2024 and 2023 also include a $68 million loss and a $12 million gain, respectively, recognized on foreign exchange derivative contracts entered into by the company prior to the acquisition of StreamSets and webMethods from Software AG.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impacts of one-time, non-cash, U.S. and non-U.S. pension settlement charges of $3.1 billion ($2.4 billion net of tax).
(3)2024 includes a net benefit from income taxes due to the resolution of certain tax audit matters.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO FREE CASH FLOW RECONCILIATION
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in Millions)	2024	2023	2024	2023
Net Cash from Operations per GAAP	$4,330	$4,463	$13,445	$13,931

Less: change in IBM Financing receivables	(2,255)	(1,887)	(431)	1,233

Net cash from operating activities excl. IBM Financing receivables	6,584	6,350	13,876	12,699

Capital Expenditures, net	(422)	(263)	(1,127)	(1,488)

Free Cash Flow	6,163	6,087	12,749	11,210

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in Billions)	2024	2023	2024	2023
Net Cash Provided by Operating Activities	$4.3	$4.5	$13.4	$13.9

Add:
Net interest expense	0.3	0.3	1.0	0.9
Provision for/(Benefit from) income taxes from continuing operations	0.4	0.5	(0.2)	1.2

Less change in:
Financing receivables	(2.3)	(1.9)	(0.4)	1.2
Other assets and liabilities/other, net (1)	1.7	1.6	(1.8)	(0.7)

Adjusted EBITDA	$5.6	$5.5	$16.4	$15.5

(1)Other assets and liabilities/other, net mainly consists of operating assets and liabilities/Other, net in the Cash Flow chart, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges.